                                                                    EXHIBIT 10.2


                               SECOND AMENDMENT TO
                 AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT (this "Amendment") dated as of December ___, 2001, is by and among ACE CASH EXPRESS, INC., a Texas corporation (the "Debtor"), WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION (f/k/a WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION), a national banking association ("WFB"), as Agent (WFB in such capacity, the "Agent") for the lenders from time to time a party to the Credit Agreement (as hereinafter defined), TRAVELERS EXPRESS COMPANY, INC., a Minnesota corporation ("Travelers"), PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation ("Principal"), WILMINGTON TRUST COMPANY, a Delaware banking corporation (the "Trustee"), and such other beneficiaries who may become a party to this Agreement from time to time.

                                    RECITALS

         A. WHEREAS, pursuant to that certain Credit Agreement, dated as of July 31, 1998, as amended by that certain First Amendment to Credit Agreement, dated as of December 16, 1998, as further amended by that certain Second Amendment to Credit Agreement effective as of December 15, 1999 (the "Prior Credit Agreement"), by and among Debtor, Agent and the other lenders party thereto, such lenders provided Debtor with a $165,000,000 credit facility pursuant to which such lenders made to Borrower: (i) Advance Term Loan Commitments (as defined in the Prior Credit Agreement) in the maximum aggregate principal amount of $35,000,000 and (ii) Revolving Credit Commitments (as defined in the Prior Credit Agreement) in the maximum aggregate principal amount of $130,000,000 (including the ability to issue Letters of Credit (as defined in the Prior Credit Agreement) in an aggregate amount not to exceed $1,500,000 and to make Swingline Loans (as defined in the Prior Credit Agreement) in an aggregate amount not to exceed $25,000,000);

         B. WHEREAS, pursuant to the Prior Credit Agreement, the Debtor, the Agent, Travelers, Principal and the Trustee entered into that certain Amended and Restated Collateral Trust Agreement dated as of July 31, 1998 (the "Collateral Trust Agreement");

         C. WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of November 9, 2000 (as amended from time to time, the "Existing Credit Agreement") among the Debtor, the Agent and the lenders party thereto (the "Lenders"), Debtor, Agent and the Lenders amended, restated and modified, but did not extinguish, the Prior Credit Agreement to, among other things, refinance the outstanding obligations under the Prior Credit Agreement pursuant to which Lender provided Debtor with a $220,000,000 credit facility (the "Credit Facility"), and Lenders made available to Debtor: (i) Reducing Revolver Commitments (as defined in the Credit Agreement) in the maximum aggregate principal amount of $65,000,000, which Reducing Revolver Commitments were in replacement and increase of the Advance Term Loan Commitments (as defined in the Prior Credit Agreement); (ii) Revolving Credit Commitments (as defined in the Credit Agreement) in the maximum aggregate principal amount of $155,000,000, including the ability to issue Letters of Credit (as defined in the Credit


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                                  Second Amendment to Collateral Trust Agreement
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Agreement) in an aggregate amount not to exceed $1,500,000; and (iii) Swingline
Loans (as defined in the Credit Agreement) in an aggregate amount not to exceed $25,000,000;

         D. WHEREAS, pursuant to that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 7, 2001, by and among the Debtor, the Agent and the lenders party thereto, the Debtor, the Agent and the lenders party thereto modified the Credit Facility to, among other things, make available to the Debtor Term Loan Commitments (as defined in the Existing Credit Agreement) in the aggregate principal amount of $55,000,000, which Term Loan Commitments were made in replacement and reduction of the Reducing Revolving Commitments.

         E. WHEREAS, pursuant to that certain Third Amendment to Amended and Restated Credit Agreement dated as of the date hereof, by and among the Debtor, the Agent and the lenders party thereto, the Debtor, the Agent and the lenders party thereto have agreed to modify the Credit Facility in the following manner:
(i) such lenders will make available to the Debtor Term Loan Commitments in the aggregate principal amount of $55,000,000, (ii) such lenders will make available to the Debtor Revolving Credit Commitments in the aggregate principal amount of $155,000,000; and (iii) such lenders will make available to Debtor Seasonal Revolving Credit Commitments in the maximum aggregate principal amount of $25,000,000, which Seasonal Revolving Credit Commitments will be made in replacement of the Swingline Loan facility made available to the Debtor by the Agent and such lenders under the Credit Facility.

         F. WHEREAS, due to the changes to the Credit Facility, it is necessary to amend the Collateral Trust Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01 Certain Defined Terms. Capitalized terms used in this Amendment are defined in the Collateral Trust Agreement, as amend hereby, unless otherwise stated.

                                   ARTICLE II
                                   AMENDMENTS

         SECTION 2.01 Amendment to Definitions of "Advance Term Loans" and "Lenders". Effective as of the date hereof, the definitions of "Advance Term Loans" and "Lenders" contained in Section 1 of the Collateral Trust Agreement are hereby amended and restated to read in their entirety as follows:

                  "'Advance Term Loans' shall mean the Term Loans as defined in
         Section 1.01 of the Credit Agreement, and shall include the term loans contemplated by Section 2.01(c) of the Credit Agreement.


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                  'Lenders' shall mean the Persons from time to time named in
         Schedules 2.01(a), 2.01(b) and 2.01(c) to the Credit Agreement. "

         SECTION 2.02 Deletion of Definition of "Swingline Loans". Effective as of the date hereof, the definition of "Swingline Loans" contained in Section 1 of the Collateral Trust Agreement is hereby deleted in its entirety.

         SECTION 2.03 Addition of new Definition of "Seasonal Revolving Credit Loans". Effective as of the date hereof, a new definition of "Seasonal Revolving Credit Loans" shall be added to Section 1 of the Collateral Trust Agreement in its proper alphabetical order as follows:

                  "'Seasonal Revolving Credit Loans' shall have the meaning set forth in Section 1.01 of the Credit Agreement, and shall include the seasonal revolving credit loans to be made by the Lenders to Debtor pursuant to Section 2.01 of the Credit Agreement not to exceed, at any time, when combined with the Revolving Credit Loans, the Maximum Advances."

         SECTION 2.04 Miscellaneous Amendments. Effective as of the date hereof, the definitions of "Beneficiary Obligations", "Coverage Ratio", "Loans", "WFB Obligations" and "WFB Priority Obligations" contained in Section 1 of the Collateral Trust Agreement are, in each instance, hereby amended by deleting the words "Swingline Loans" appearing therein and inserting in their place the words "Seasonal Revolving Credit Loans".

                                   ARTICLE III
                            MISCELLANEOUS PROVISIONS

         SECTION 3.01 Ratification of Collateral Trust Agreement. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Collateral Trust Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Collateral Trust Agreement are ratified and confirmed and shall continue in full force and effect, the parties hereby agreeing that the Collateral Trust Agreement is and shall continue to be outstanding, validly existing and enforceable in accordance with its terms.

         SECTION 3.02 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.





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         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above written.

                                         ACE CASH EXPRESS, INC.



                                         By:
                                              ---------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                               --------------------------------


                                         WELLS FARGO BANK TEXAS,
                                         NATIONAL ASSOCIATION, as Agent



                                         By:
                                              ---------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                               --------------------------------


                                         PRINCIPAL LIFE INSURANCE COMPANY



                                         By:
                                              ---------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                               --------------------------------


                                         By:
                                              ---------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                               --------------------------------


                                         TRAVELERS EXPRESS COMPANY, INC.



                                         By:
                                              ---------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                               --------------------------------


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                                  Second Amendment to Collateral Trust Agreement
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                                         WILMINGTON TRUST COMPANY,
                                         not in its individual
                                         capacity (except as
                                         otherwise expressly
                                         provided in this Agreement)
                                         but solely as Trustee



                                         By:
                                              ---------------------------------
                                         Name:
                                                -------------------------------
                                         Title:
                                               --------------------------------


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                                  Second Amendment to Collateral Trust Agreement